UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2010
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MAZAL PLANT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
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Nevada	000-27333	20-3761221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43 West 33rd Street New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 444-1019
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.                                        Regulation FD Disclosure.

Mazal Plant Pharmaceuticals Inc has completed a term sheet for an investment of $324,000 over 18 months with a average purchase price of 2 cents per share.

Mazal Plant Pharmaceutical Inc shareholders looking for current information can find it at the updated website  www.mazalpharmaceutical.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAZAL PLANT PHARMACEUTICALS, INC.

Date: February 16, 2010
	By:	/s/ Chaim J. Lieberman
Name: Chaim J. Lieberman
Title: CEO

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